UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2019
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FIBROCELL SCIENCE, INC.
(Exact Name of Registrant as Specified in its Charter)
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DELAWARE	001-31564	87-0458888
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

405 EAGLEVIEW BLVD., EXTON, PA 19341
(Address of principal executive offices and zip code)
(484) 713-6000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed from last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	FCSC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 12, 2019, Fibrocell Science, Inc. (the "Company") held its Annual Meeting of Stockholders (the "Annual Meeting"). As of April 15, 2019, the record date for the Annual Meeting, there were 9,758,332 shares of common stock of the Company (the "Common Stock") issued and outstanding and entitled to vote on the proposals presented at the Annual Meeting, of which 6,975,058, or 71.29%, were present in person or voted by proxy, which constituted a quorum. The holders of shares of our Common Stock are entitled to one vote for each share held and cumulative voting for directors is not permitted. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company's stockholders at the Annual Meeting.

Proposal No. 1. Election of Directors

The Company’s stockholders elected Ms. St.Clare and Messrs. Mazur and Swirsky to the Board, each to serve as Class I directors until the Company’s 2022 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified. The voting on this proposal is set forth below:

Shares Voted:	For	Withheld	Broker Non-Votes

Marc Mazur	2,249,639	60,197	4,647,222
Christine St.Clare	2,253,456	56,380	4,647,222
Douglas J. Swirsky	1,881,602	428,234	4,647,222

The terms of office of the following directors who did not stand for re-election continued after the Annual Meeting (i) the Class II directors serving until 2020 are Julian Kirk and Marcus Smith, and (ii) the Class III directors serving until 2021 are John Maslowski and Kelvin D. Moore.

Proposal No. 2. Approval of the Fibrocell Science, Inc. 2019 Equity Incentive Plan

The Company's stockholders approved the Company's 2019 Equity Incentive Plan. The voting on this proposal is set forth below.

Shares Voted:	For	Against	Abstain	Broker Non-Votes

Approval of the Company's 2019 Equity Incentive Plan	2,089,701	138,335	81,800	4,647,222

Proposal No. 3. Ratification of Appointment of Independent Registered Public Accounting Firm

The Company's stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year ending December 31, 2019. The voting on this proposal is set forth below:

Shares Voted:	For	Against	Abstain	Broker Non-Votes

Ratification of PricewaterhouseCoopers LLP	6,848,944	82,662	25,452	—

Proposal No. 4. Non-Binding Advisory Vote on Named Executive Officer Compensation

The Company's stockholders approved, on a non-binding advisory basis, the compensation of the Company's named executive officers as disclosed in the proxy statement. The voting on this proposal is set forth below:

Shares Voted:	For	Against	Abstain	Broker Non-Votes

Non-Binding Advisory Vote on Named Executive Officer Compensation	2,142,417	87,555	79,864	4,647,222

Proposal No. 5: Non-Binding Advisory Vote on the Frequency of Future Named Executive Officer Compensation Advisory Votes

The Company's stockholders recommended, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of the Company's named executive officers. The voting on this proposal is set forth below:

Shares Voted:	1 Year	2 Years	3 Years	Abstain	Broker Non-Votes

Non-Binding Advisory Vote on the Frequency of Future Named Executive Officer Compensation Advisory Votes	2,096,213	51,646	123,026	38,951	4,647,222

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
10.1	Fibrocell Science, Inc. 2019 Equity Incentive Plan
10.2	Form of Award Agreement - ISO Grant Employee
10.3	Form of Award Agreement - NQ Grant Employee
10.4	Form of Award Agreement - NQ Grant Director

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Fibrocell Science, Inc.
By:	/s/ John M. Maslowski
John M. Maslowski
President and Chief Executive Officer
Date: June 14, 2019